Exhibit 10.100

LEASE

BETWEEN MOSS FAMILY TRUST

LESSOR

AND

THE KINETIC CO., INC. & PRECISION INDUSTRIES, INC. LESSEE

LEASE

THIS LEASE AGREEMENT (this "Lease") is dated as of the 28th day of June, 2022 (the “Effective date”) by and between The Kinetic Co., Inc. a Wisconsin corporation & Precision Industries, Inc., d/b/a Precision Marshall Steel Company, a Pennsylvania corporation (“Lessee”), and Moss Family Trust, a California Trust ("Lessor").

WITNESSETH:

WHEREAS, Lessee desires to lease the entire property, including the building(s) thereon, consisting of approximately 74,295 square feet, located at 6775 W Loomis Road, Greendale, WI 53129 (the “Demised Premises”) and Lessor agrees to lease the Demised Premises to Lessee.

NOW, THEREFORE, in consideration of the Demised Premises, mutual covenants contained in this Lease, and each act to be performed hereunder by the parties, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Lessor and Lessee covenant and agree as follows:

ARTICLE I. DEMISED PREMISES

Section 1.1 Lessor leases to Lessee, and Lessee leases and accepts from Lessor, the Demised Premises (designated as Milwaukee County tax parcels 710-9996-000), which Demised Premises include the structure, buildings, and improvements located thereon (the structures, buildings, and improvements on the Demised Premises are hereinafter called the “Improvements”).

Section 1.2 Acceptance of Demised Premises In As-Is Condition. LESSEE ACKNOWLEDGES THAT IT IS FAMILIAR WITH THE DEMISED PREMISES AND THE LEGALLY PERMISSIBLE USES THEREON. ACCORDINGLY, LESSEE ACCEPTS POSSESSION OF THE DEMISED PREMISES IN ITS "AS IS" CONDITION AS OF THE LEASE COMMENCEMENT DATE (as defined in Section 2.1). LESSOR MAKES NO WARRANTY OR REPRESENTATION, EXPRESS OR IMPLIED, WITH RESPECT TO THE DEMISED PREMISES, EITHER AS TO ITS FITNESS FOR USE, ITS DESIGN OR CONDITION, OR ANY PARTICULAR USE OR PURPOSE TO WHICH THE DEMISED PREMISES MAY BE PUT, OR OTHERWISE, OR THE EXISTENCE OF ANY DEFECTS, LATENT OR PATENT, IT BEING AGREED THAT ALL SUCH RISKS ARE BORNE BY LESSEE.

ARTICLE II. TERM AND RENT

Section 2.1 Term. Lessee’s obligation to pay rent and occupy the Demised Premises in accordance with this Lease shall be for a term of twenty (20) years (the “Term”), commencing on the Effective Date (“Lease Commencement Date”) and ending on the last day of the month twenty (20) years following the Commencement Date, unless terminated at an earlier date for any reason set forth in this Lease.

Section 2.2 Renewal Periods. Lessee shall have and is hereby granted two (2) successive separate options to renew and extend the Term of this Lease from the date or dates upon which it would otherwise expire, for each separate successive renewal period, which shall be for a period of five (5) years each (each such period being called a “Renewal Period”). Each such Renewal Period shall follow consecutively upon the expiration of the initial term as or upon the expiration of the prior Renewal Period, as the case may be, and each such Renewal Period shall, upon commencement thereof, be deemed included in references to “the term of this Lease” and “the full term of this Lease”. Lessee’s option with respect to each Renewal Period shall be exercised by Lessee by giving written notice to Lessor of Lessee’s exercise of same not later than one hundred and eighty (180) days prior to the expiration date of the initial term or the then current Renewal Period, as the case may be. No option shall be deemed validly exercised unless the option affecting the preceding Renewal Period shall have been validly exercised. If Lessee elects to exercise any one or more of such options, the full term of this Lease shall be automatically extended for the Renewal Period or Periods covered by the option or options so exercised without execution of an extension or renewal lease. Each Renewal Period shall be on all of the same terms and conditions as are in effect hereunder immediately preceding the commencement date of such Renewal Period, except that the Basic Annual Rent during the Renewal Periods shall be fair market value. Lessee shall have no further right or option to renew after expiration of the final Renewal Period.

Section 2.3 Holdover. If Lessee (or anyone claiming through Lessee) does not immediately surrender the Demised Premises or any portion thereof upon the expiration or earlier termination of the Term, then the Basic Rent (as hereinafter defined) payable by Lessee hereunder shall be increased to equal one hundred fifty percent (150%) of the Basic Rent in addition to all other sums that would have been payable pursuant to the provisions of this Lease if the Term had continued during such holdover period. During such holding over period, Lessee’s tenancy shall be from month to month in accordance with all the terms and conditions of this Lease.

Section 2.4 Statement of Commencement Date. The parties hereto shall, at the request of either party after the Lease Commencement Date has occurred, execute an instrument stating the Lease Commencement Date.

Section 2.5 Memorandum of Lease. As soon as practicable after execution of this Lease, upon request by either party, Lessor and Lessee shall execute, in recordable form, a Memorandum of Lease in the form annexed to this Lease as Exhibit A, and Lessee shall have the right to record the Memorandum of Lease in the appropriate recording office at Lessee’s cost.

Section 2.6 Rent. Commencing on the Lease Commencement Date, and during the initial lease year of the Term the annual rent payable by Lessee shall be Six Hundred Thousand dollars ($600,000), payable in monthly installments of Fifty Thousand Dollars ($50,000) per month (the “Basic Rent”). Thereafter, on each anniversary of the Lease Commencement Date, including during each Renewal Period, Basic Rent shall increase by two percent (2.0%). If this Lease shall commence on a date other than the first day of the month, then on the Lease Commencement Date the Lessee shall pay that portion of the Basic Rent which represent the amount due for the balance of the month together with the first full monthly payment of Basic Rent. Thereafter, all payments of Basic Rent shall be due and payable on the first (1st) day of each month during the Term.

Section 2.7 Payments. Rent shall be made payable to Lessor and mailed to the address (if by check) or delivered by wire or ACH transfer, as directed in writing by Lessor. Lessor may, from time to time, change the method or address for delivery of rent in a written notice delivered to Lessee at least ten (10) days prior to the effective date of such change.

Section 2.8 Late Payment. Notwithstanding anything to the contrary contained herein, in the event that payment of rent is not received by Lessor within five (5) days of the due date, then Lessee shall pay, as additional rent, a sum equal to five (5%) percent of the unpaid rent as the late payment. In addition, Lessee shall be obligated to pay five percent (5%) of the unpaid rent from the date that such rent is due until paid in full.

Section 2.9 Net Lease. This Lease shall be an absolute net lease, so that this Lease shall yield all Basic Rent payable hereunder as an absolutely net return to Lessor. Accordingly, with the exception of Lessor's Income Taxes and as otherwise expressly set forth in this Lease, Lessee shall pay all taxes, insurance, assessments, and other costs, expenses and obligations of every kind and nature whatsoever relating to the ownership, including a management fee, with annual increases matching the lease term, and operation of the Demised Premises, such as taxes, assessments, insurance premiums and maintenance, repair and compliance costs, which accrue with respect to the Demised Premises prior to, on and after the Lease Commencement Date and prior to the expiration of the Term. Lessee's obligation to pay all amounts described in this Section 2.9 shall survive the expiration or earlier termination of this Lease. Lessee will pay property taxes directly to taxing authority.

Section 2.10 Impositions.

(a)
On or before the Lease Commencement Date, Lessee shall notify the appropriate taxing authorities to deliver directly to Lessee all statements and invoices for Impositions (hereinafter defined), effective as of the Lease Commencement Date. Lessee shall pay all Impositions prior to the date they become delinquent. As soon as practicable after the payment thereof, Lessee shall deliver to Lessor evidence of each such payment. To the extent that any such Impositions are imposed upon Lessor, at Lessor’s option, Lessee shall either pay such Impositions directly to the taxing authority or, upon documentation of such Imposition and payment thereof, reimburse Lessor for such Impositions paid by Lessor. If the Lease Term expires on a day other than the last day of a calendar year, then Lessee's liability for Impositions for such calendar year shall be apportioned by multiplying the amount of Impositions for the full calendar year by a fraction, the numerator of which is the number of days during such calendar year falling within the Lease Term, and the denominator of which is three hundred sixty-five (365).

(b)
The term "Impositions" shall mean, collectively, taxes, including without limitation, any present or future real estate taxes, all taxes or other impositions that are in the nature of or in substitution for real estate taxes, vault and/or public space rentals, business district or arena taxes, business or occupation, single business, transaction, privilege, excise or franchise taxes, as well as special user fees, license fees, permits, improvement bonds, levies, improvement district charges, governmental charges, rates, assessments and other similar charges, general, special, ordinary or extraordinary foreseen and unforeseen, that are related to the Demised Premises or

Lessee's use thereof. Impositions shall not include any federal, state, or local tax imposed on Lessor that is based upon Lessor's income or profits ("Lessor’s Income Taxes").

(c)
Contest of Impositions. Lessee, at its sole expense, upon at least ten (10) days' prior written notice to Lessor but without Lessor’s consent, and using legal counsel or other service reasonably acceptable to Lessor (such acceptance not to be unreasonably withheld, conditioned, or delayed), shall have the right to contest the amount or validity of any Imposition by diligently conducting in good faith an appropriate legal or administrative proceeding, provided that the following conditions are met: (a) the Impositions are paid or the postponement of payment of Impositions, without penalty, as part of such proceeding is required by applicable law, (b) the Demised Premises shall not, by reason of such postponement of payment, or the initiation of such proceeding, be subject to forfeiture, sale, or loss, (c) such proceedings shall not materially impact or interfere with the use or occupancy of the Demised Premises, (d) such proceedings shall not affect or interfere with Lessee's continued payment of Basic Rent and any other amount that may be due herein; and (e) pursuing the contest of Impositions shall not in any way expose Lessor to any criminal or civil liability, penalty or sanction. Lessee further agrees that each such contest shall be promptly and diligently prosecuted to a final conclusion, and Lessee shall pay all judgments, decrees and costs (including any costs incurred by Lessor) in connection with any such contest and shall, promptly after the final determination of such contest, fully pay and discharge the amounts which shall be levied. Lessee shall be entitled to any refund received with respect to Impositions paid by Lessee.

(d)
Assessments on Lessee's Business and Personalty. Lessee shall pay before delinquency any business, rent, sales, franchise or other taxes or fees that are now or hereafter levied, assessed or imposed upon Lessee's use, operation, or occupancy of the Demised Premises, the conduct of Lessee's business at the Demised Premises, or Lessee's equipment, fixtures, furnishings, inventory or personal property. If any such tax or fee is enacted or altered so that such tax or fee is levied against Lessor or so that Lessor is responsible for collection or payment thereof, then Lessee shall pay to Lessor as additional rent the amount of such tax or fee.

(e)
Utilities and Services. Lessee, at its own expense and risk, shall arrange with the appropriate utility companies and service providers for the provision to the Demised Premises of water, sewer, trash collection, electricity, oil, telephone, window washing, landscaping, snow removal, and all other utilities and services desired by Lessee. On or before the Lease Commencement Date, Lessee shall notify the appropriate utility and service providers to deliver directly to Lessee all statements and invoices for the amounts for which Lessee is responsible pursuant to this Section 2.10(e), effective as of the Lease Commencement Date. Lessee shall pay directly to the appropriate utility companies and service providers all charges for all utilities consumed in and services performed for the Demised Premises, as and when such charges become due and payable. To the extent the invoices for any such utilities and services are received by Lessor, at Lessor's option, Lessee shall either pay the charge for such utilities and services directly to the utility or service provider or reimburse Lessor for such charges paid by Lessor.

Section 2.11 Security Deposit. As security for performance of its obligations hereunder, upon execution of this Lease, Lessee shall pay to Lessor on even date hereof a security deposit in the amount of Fifty Thousand Dollars ($50,000.00)

(the “Security Deposit”). Upon the occurrence of any Event of Default (as hereinafter defined) by Lessee, Lessor may from time to time and without prejudice to any other remedy, use the Security Deposit to the extent necessary to make good any arrears of Basic Rent or any other amount payable hereunder, or any other damage, injury, expense or liability caused to the Lessor by such Event of Default. The remaining balance of such Security Deposit shall be returned by Lessor to Lessee promptly (within thirty (30) days) after termination of this Lease; provided, however, Lessor shall not be obligated to return the remaining balance of such Security Deposit until all payments due from Lessee to Lessor pursuant to this Lease shall have been made in full. The Security Deposit shall not be considered an advance payment of rent or measure of the Lessor’s damages in case of default by Lessee. Lessor may commingle such Security Deposit with other monies of the Lessor. Lessee shall receive no interest on such Security Deposit. Lessee shall be obligated to deposit with Lessor the amount necessary to restore the Security Deposit to its original amount within five (5) business days of Lessor’s notice to Lessee of any depletion of the Security Deposit. In the event of the sale or transfer of Lessor’s interest in the Premises, Lessor shall have the right to transfer the Security Deposit to the purchaser or transferee and upon such transfer Lessee shall look only to the new Lessor for the return of the Security Deposit and the Lessor shall thereupon be released from all liability to Lessee for the return of or accounting for such Security Deposit.

ARTICLE III. USE OF IMPROVEMENTS, ALTERATIONS, BUSINESS CONDUCT.

Section 3.1 Use. Lessee shall use and occupy the Demised Premises for no purpose except (a) purposes related to those for which the Demised Premises is being used as of the Effective Date and/or (b) other lawful purposes consistent with the industrial nature of the Demised Premises. Lessee shall not use or occupy the Demised Premises for any unlawful purpose, or in any manner that will violate the certificate of occupancy for the Demised Premises. Lessee shall, at Lessee's expense, comply with all present and future laws (including, without limitation, the Americans with Disabilities Act), ordinances (including without limitation, zoning ordinances and land use requirements), regulations, orders, recommendations, decisions, and decrees now or hereafter promulgated (including, without limitation, those made by any public or private agency), as any of the same may be amended from time to time (collectively, "Laws", and individually, ''Law") applicable to Lessee, the use, occupancy and condition of the Demised Premises and the business being conducted thereon, and all machinery, equipment, furnishings, fixtures and improvements on or used in connection with the Demised Premises. If any Law requires any occupancy or use permit or license for the Demised Premises or the operation of the business conducted therein, then Lessee shall obtain and keep current all such permits or licenses at Lessee's expense. Lessee shall deliver to Lessor, promptly upon request, copies of all such licenses and permits. If any Law requires any modification to the Demised Premises, Lessee shall perform such alterations, at its sole cost and expense, in accordance with the applicable terms and conditions of Section 3.2 below. Use of the Demised Premises is subject to all covenants, conditions, easements and restrictions of record, and Lessee shall comply with the same (but not with any of Lessor's obligations for and relating to borrowed money except as provided in this Lease or agreed by Lessee with Lessor’s lender). Lessee shall conduct its business in the Demised Premises in a reputable manner. Lessee shall have the right to erect and maintain directional or Lessee identification signs (but no third party signage such as, by way of example and not limitation, advertisements, political advocacy, or position statements) in or on the Demised Premises at such place or places as Lessee may choose, subject to all applicable Laws and ordinances.

Section 3.2 Alterations by Lessee. Except as otherwise provided in this Lease, any alterations and additions to the Demised Premises that Lessee may deem desirable during the Term may be made by Lessee, at Lessee’s sole cost and expense, but Lessor’s prior written consent (not to be unreasonably withheld, conditioned, or delayed) shall be required for any exterior alterations in excess of $200,000 at any one time, reductions or increase in size of the Demised Premises. Lessor shall promptly sign and execute such documents or otherwise evidence its approval, consent or grant of authority, as required by any public authorities having jurisdiction, to facilitate issuance to Lessee of necessary licenses or to permit Lessee to make or perform any permissible alteration or addition.

Section 3.3 Conduct of Business. Lessee shall not cause injury or waste to the Demised Premises, reasonable wear and tear excepted. Lessee shall keep the Demised Premises clean and free from rubbish, trash and garbage, and, at Lessee own expense, arrange for removal of same. Lessee shall store all such rubbish, trash and garbage within the Demised Premises.

Section 3.4 Hazardous Materials.

(a)
Lessee shall not cause or permit any Hazardous Materials (as hereinafter defined) to be generated, used, released, stored or disposed of in or about the Demised Premises, other than in compliance with all applicable Environmental Laws. Without limiting the generality of the foregoing, it is acknowledged that Lessee presently uses the chemicals and materials listed on Exhibit A attached hereto and made a part hereof (collectively, the "Permitted Materials"). Notwithstanding anything to the contrary contained herein, Lessee shall be permitted to store and use at the Demised Premises the Permitted Materials so long as the same is done in compliance with all applicable Environmental Laws. At the expiration or earlier termination of this Lease, Lessee shall surrender the Demised Premises to Lessor in a condition that is not in violation of Environmental Laws caused or permitted by Lessee or originating on the Demised Premises. "Hazardous Materials" means (i) asbestos and any asbestos containing material, (ii) any substance that is then defined or listed in, or otherwise classified pursuant to, any Environmental Law or any other applicable Law as a "hazardous substance," "hazardous material," "hazardous waste," "infectious waste," "toxic substance," "toxic pollutant" or any other formulation intended to define, list, or classify substances by reason of deleterious properties such as ignitability, corrosively, reactivity, carcinogenicity, toxicity, reproductive toxicity, or Toxicity Characteristic Leaching Procedure (TCLP) toxicity, (iii) any petroleum product, cleaning solvents, polychlorinated biphenyls, urea formaldehyde, radon gas, radioactive material (including any source, special nuclear, or by- product material), medical waste, chlorofluorocarbon, lead or lead-based product, and any other substance the presence of which is regulated by Environmental Law or is commonly acknowledged as being detrimental to the Demised Premises or hazardous to health or the environment, and (iv) any mold, fungi, bacterial or microbial matter present at or in the Demised Premises, including, without limitation, building materials, which is in a condition, location or a type which poses a risk to human health or safety or the environment, or may result in damage to or would adversely affect or impair the value or marketability of the Demised Premises. "Environmental Law" means any present and future Laws, and other requirements or guidelines of governmental authorities applicable to the Demised Premises and relating to the environment and environmental conditions, industrial hygiene, public health or safety, or to any Hazardous Material (including, without limitation, CERCLA 42 U.S.C. § 9601 et seq., the Resource Conservation and Recovery Act of 1976, 42 U.S.C, § 6901 et seq., the Hazardous Materials Transportation Act, 49 U.S.C. § 1801 et seq., the Federal Water Pollution Control Act, 33 U.S.C. § 1251 et seq., the Clean Air Act, 33 U,S.C. § 7401 et seq., the Toxic Substances Control Act, 15 U.S.C. § 2601 et seq,, the Safe Drinking Water Act, 42 U.S,C. § 300f et seq., the Emergency Planning and Community Right-To-Know Act, 42 U,S.C. § 1101 et seq., the Occupational Safety and Health Act, 29 U.S,C. § 651 et seq., and any so-called "Super Fund" or "Super Lien" law, any Law requiring the filing of reports and notices relating to Hazardous Materials, environmental laws administered by the Environmental Protection Agency, and any similar state and local Laws).

(b)
Lessee shall give Lessor notice of any actual or threatened Environmental Default (as hereinafter defined) within forty-eight (48) hours after Lessee has actual knowledge of such Environmental Default. If such notice is oral or telephonic, Lessee shall follow such notice with written notice within seventy-two (72) hours after Lessee has actual knowledge of such Environmental Default. An "Environmental Default" means any of the following: a violation of an Environmental Law caused or permitted by Lessee or originating on the Demised Premises; a release, spill, discharge or detection of a Hazardous Material on or from the Demised Premises in violation of Environmental Law or an environmental condition on or from the Demised Premises requiring responsive action under Environmental Law. For avoidance of doubt, notwithstanding anything to the contrary contained herein, Lessee shall have no liability for environmental matters originating off of the Demised Premises or migrating onto the Demised Premises except to the extent caused by Lessee. Upon any Environmental Default, in addition to all other rights available to Lessor under this Lease, at law or in equity, Lessor shall have the right but not the obligation, at its option, (i) to require Lessee, at Lessee's sole cost and expense, to cure such Environmental Default in accordance with all Environmental Laws and to the reasonable satisfaction of Lessor , in which event Lessee shall commence such cure promptly, but in no event later than fifteen (15) days after written demand by Lessor and Lessee shall complete such cure within the time reasonably necessary to effect the cure, not to exceed one hundred eighty (180) days after commencement, provided that such 180-day period may be extended by Lessor if reasonably necessary to complete such cure, and provided that Lessee shall keep Lessor fully informed of the actions being planned and taken by Lessee to address the Environmental Default, or (ii) to perform, at Lessee's sole cost and expense, any lawful action necessary to address the same, in which event Lessee shall pay the reasonable costs thereof to Lessor as additional rent. Lessee may provide evidence of meeting its obligation to cure upon receipt of a determination by the Pennsylvania Department of Environmental Protection (“PaDEP”) that current and future owners of the Demised Premises are relieved of further liability for the remediation of the Hazardous Materials that are the subject matter of the Environmental Default. In connection with any effort by Lessee to obtain such a determination from PaDEP, Lessor agrees to implement engineering or institutional controls under the Uniform Environmental Covenants Act, including the recording of necessary instruments in the public records, providing such engineering or institutional controls do not prevent use of the Premises for (a) purposes related to those for which the Premises is being used as of the Effective Date and/or (b) other lawful purposes consistent with the industrial nature of the Premises.

(c)
If Lessor has a reasonable basis to believe an Environmental Default has occurred, or if a governmental authority requires a Phase I environmental assessment, or in connection with any sale, financing or refinancing of the Demised Premises, Lessor shall have the right, but not the obligation upon each such request, to conduct an audit of the Demised Premises (including, without limitation, the air, soil, surface water and/or groundwater at or near the Demised Premises) and Lessee's compliance with Environmental Laws with respect thereto, including without limitation, a Phase II environmental assessment if recommended by such audit. Lessor will bear the cost of any Phase I environmental assessment required under this Section 3.4(c) unless (i) such Phase I environmental report is required by any governmental authority, or (ii) such Phase I environmental report reveals that an Environmental Default has occurred, in which case Lessee shall pay for the cost of such Phase I environmental report as Additional Rent. If a Phase II report is performed pursuant to a recommendation therefor set forth in any Phase I environmental report that is done under this Section 3.4(c), and if such Phase II environmental report reveals that an Environmental Default has occurred, Lessee shall pay for the cost of such Phase II environmental report as additional rent. If such audit reveals that an Environmental Default has occurred, Lessor shall have the right, but not the obligation, (i) to require Lessee, at Lessee's expense, to cure the same in accordance with the terms of Section 3.4(b) above or

(ii) to cure the same, at Lessee's sole cost and expense, in which event Lessee shall pay the reasonable costs thereof to Lessor as additional rent. Lessor shall use commercially reasonable efforts to ensure that any audit conducted pursuant to this Section 3.4(c) does not unreasonably interfere with Lessee's operations at the Demised Premises.

(d)
If any lender shall require testing at or near the Demised Premises and Lessor incurs expenses in complying with such requirement, then Lessor shall bear all such expenses (including, without limitation, the cost of a Phase I and Phase II environmental report) unless any such Phase I or a Phase II environmental report reveals that an Environmental Default has occurred, in which case Lessee shall pay to Lessor the reasonable costs therefor as additional rent. Lessor shall use commercially reasonable efforts to ensure that any audit conducted pursuant to this Section 3.4(d) does not unreasonably interfere with Lessee's operations at the Demised Premises.

(e)
If this Lease has terminated or expired and Lessee owes Lessor the costs of any environmental action under Section 3.4(c) or Section 3.4(d), Lessee shall pay the amount owed directly to Lessor and not as additional rent.

(f)
As a material consideration for Lessor's entering into this Lease, Lessee hereby waives, and releases Lessor and its Affiliates, partners, officers, directors, members, trustees, employees, agents and Lenders from any and all claims for damage, injury or loss (including without limitation, claims for the interruption of or loss to business) which relate to any Environmental Default, whether occurring prior or subsequent to the Lease Commencement Date except to the extent that such Environmental Default results from Lessor's gross negligence or intentional misconduct. Promptly upon request, Lessee shall execute from time-to-time reasonable certificates concerning Lessee's best knowledge and belief regarding the presence of

Hazardous Materials at the Demised Premises.

(g)
Lessee’s obligations pursuant to this Section 3.4 shall survive the expiration or earlier termination of this Lease.

ARTICLE IV. MAINTENANCE.

Section 4.1 Maintenance of Demised Premises. Except with respect to damage caused by the negligence or other acts of Lessor and/or Lessor’s agents, vendors, contractors, members, officers, directors, shareholders and employees (collectively, “Lessor’s Agents”) Lessee, at Lessee’s sole cost and expense, shall keep the Demised Premises, including all portions of the building, landscaping and equipment, in good condition and repair throughout the Term, reasonable wear and tear and the effects of time excepted; provided, however, that Lessee’s liability for any item of maintenance, repair or replacement shall be limited as set forth in Article VIII of this Lease. Lessor, at Lessor’s sole cost and expense, shall be responsible to repair or remedy damage caused by the negligence or other acts of Lessor and Lessor’s agents, contractors, vendors, invitees, and employees. In the event Lessor fails to remedy such damage as required above within twenty (20) days’ after receipt of notice form Lessee or in the event of an emergency, Lessee may make such repairs and Lessor will reimburse Lessee for such costs within thirty (30) days’ after receipt of the bill and if Lessor fails to reimburse Lessee, Lessee within such thirty (30) days, Lessee may deduct the cost from the next due Basic Rent payment. Notwithstanding anything in this Lease to the contrary, Lessor shall have the right, but not the obligation, to take such actions as are reasonably necessary to prevent or mitigate damages or injury to persons or property arising out of the need for Lessee to make repairs or maintain the Demised Premises but only where (a) an emergency exists, or (b) any delay or further delay in taking action would likely result in irreparable harm and/or cause, increase or compound damages or injury to persons or property. Lessor shall promptly give notice to the Lessee of its exercise of the foregoing right. Lessee shall reimburse Lessor the actual costs and expenses incurred in taking such actions within thirty (30) days after receipt of a statement therefore. Any such amounts due will be deemed additional rent. Lessee further agrees to replace (with systems of equal usable years remaining from lease commencement) all systems, after the termination of this Lease, including the roof, HVAC, parking lot and exterior of the building.

Lessee also agrees, within twenty-four (24) months after the Lease Commencement Date, to make necessary repairs using contractors selected by Lessee presented to Lessee as “Immediate Repairs & Deferred Maintenance Cost Opinion” on April 13, 2020.

ARTICLE V. LAWS AND GOVERNMENTAL REGULATIONS.

Section 5.1 Compliance with Laws. Lessee shall promptly comply with all laws and ordinance, and all orders, rules, regulations, and requirements of federal, state, and municipal governments and appropriate departments, commissions, boards, and officers of these governments (“Legal Requirements”) applicable to the Demised Premises and the business conducted by Lessee thereon throughout the term of this Lease at the Demised Premises, and without cost to Lessor. Lessee shall promptly comply with these Legal Requirements whether they are foreseen or unforeseen, or ordinary or extraordinary. Lessor shall promptly comply with any Legal Requirements affecting any common areas or any portion of the Demised Premises under Lessor’s control, if any.

ARTICLE VI. LIENS AND ENCUMBRANCES.

Section 6.1 Liens. Lessee shall not create, permit, or suffer any mechanic’s or other lien or encumbrance on or affecting the Demised Premises or the leasehold interest of Lessor or the fee estate or reversion of the Lessor except as specifically permitted in this Lease.

Section 6.2 Construction Liens. Lessee shall not permit the creation of any lien against the Demised Premises on account of labor or materials furnished in connection with any construction, maintenance, repairs, or alterations Lessee shall undertake. If any such lien is filed against the Demised Premises, Lessee, as the party contracting for such work, shall cause such lien to be released within sixty (60) days after actual notice of the filing thereof or shall furnish to Lessor a bond or other security reasonably satisfactory to Lessor, conditioned to indemnify Lessor against the foreclosure of such lien. Lessee shall have the right, after notice to Lessor, to contest in good faith and with all due diligence any such lien and shall not be required to pay any claim secured by such lien; provided that (a) such lien would not impair the rights or be satisfied out of the interest of Lessor in the Demised Premises by reason of such delay, and (b) Lessee will, at its expense, defend Lessor pay all cost reasonably incurred by the other relating to the contest if Lessor is joined in any suit pertaining thereto or if any such lien is placed upon the Lessor’s interest in the Demised Premises.

Section 6.3 No Lessor Liability. Lessor shall not be liable for any labor, services, or materials furnished or to be furnished to Lessee or to any sublessee in connection with any work performed on or at the Demised Premises, and no mechanic's lien or other lien or encumbrance for any labor, services or materials shall attach to or affect the Lessor’s leasehold interest or the Lessor’s fee estate or reversion in the Demised Premises.

Section 6.4 Lessee’s Furniture, Fixtures and Equipment. Any and all movable or removable fixtures, equipment and personally purchased by, belonging to or leased from third parties by Lessee and installed on the Demised Premises (whether or not affixed), including, without limitation, Lessee lamps, decor items, fans, office and business equipment, software, signs and other personal property are hereinafter referred to as Lessee’s “Furniture, Fixtures and Equipment.” Lessee shall own all Lessee’s Furniture, Fixtures and Equipment to the exclusion of Lessor. Lessee shall have the right to remove all of Lessee’s Furniture, Fixtures and Equipment from the Demised Premises. Lessee’s Furniture, Fixtures and Equipment not so removed by the termination of this Lease within ten (10) days following the termination hereof shall be deemed abandoned by Lessee and the property of Lessor.

Section 6.5 Lessee’s Equipment Financing; Subordination of Lessor’s Lien. Lessee may, from time to time, enter into equipment leases covering Lessee’s Furniture, Fixtures and Equipment or secure financing or general credit lines and grant the lessors or lenders as security therefore a security interest in Lessee’s Furniture, Fixtures and Equipment. Provided Lessee notifies Lessor in writing of the name and address off any such lessor or lender, Lessor agrees that it will grant a lender the same rights to notice and cure with respect to any default of Lessee as are given to Lessee hereunder. Any Lessor’s lien covering Lessee’s Furniture, Fixtures and Equipment shall be and hereby is made subordinate to the rights of any and all of Lessee’s lender(s), including, without limitation, any equipment lease or security interest and Lessor shall, within ten (10) days of a request by Lessee, execute and deliver to Lessee any documents that may reasonably be required in order to effect such subordination.

ARTICLE VII. INSURANCE AND INDEMNITY.

Section 7.1 Casualty Insurance. At all times during the Term of this Lease, Lessee shall maintain, at its sole cost and expense, insurance covering the Demised Premises and the Improvements, and including, without limitation, all Improvements now located on the Demised Premises or that may be erected on the Demised Premises, against loss or damage by fire, vandalism, malicious mischief, windstorm, hail, smoke, explosion, riot, civil commotion, vehicles, aircraft, flood or earthquake (if required due to the location of the Demised Premises), together with such other insurance as Lessor may reasonably require from time to time. This insurance shall be carried by insurance companies authorized to transact business in the Commonwealth of Pennsylvania and, selected by Lessee. In addition, the following conditions shall be met:

(a)
The insurance shall be for up to $9,000,000 of the replacement cost of buildings and other Improvements.

(b)
The insurance shall be maintained for the mutual benefit of Lessor and Lessee, and succeeding holders of the fee title in the Demised Premises, and any successors and assigns of this Lease. The insurance policy or policies shall name Lessor and Lessee as insureds.

(c)
Any and all fire or other insurance proceeds that become payable at any time during the term of this Lease because of damage to or destruction of any Improvements on the Demised Premises shall be paid to Lessee and applied by Lessee toward the cost of repairing, restoring and replacing the damaged or destroyed Improvements in the manner required by Article VIII of this Lease. However, if Lessee elects to terminate this Lease pursuant to the provisions of Article VIII of this Lease, then any and all fire or other insurance proceeds that become payable because of that damage or destruction shall be applied as follows:

(i)
Proceeds shall be first paid to Lessor and applied first toward the demolition of the building, if necessary.

(ii)
Second, shall be paid to Lessor to compensate Lessor, for the loss suffered to the Demised Premises and/or the Improvements without any obligation on the part of Lessor to rebuild or restore the Demised Premises and/or the Improvements.

(iii)
Third, all remaining proceeds shall be paid to Lessee in compensation for its Furniture, Fixtures and Equipment, inventory, proprietary items and loss of business.

Section 7.2 Liability Insurance. At all times during the term of this Lease, Lessee shall maintain, at its sole cost and expense, comprehensive broad-form general public liability insurance against claims and liability for personal injury, death, and property damage in an amount not less than $2,000,000.00. The insurance shall be carried by insurance companies authorized to transact business in the Commonwealth of Pennsylvania, selected by Lessee. In addition, the following conditions shall be met:

(a)
Except as otherwise set forth in this Lease, the insurance provided pursuant to this Section 7.2 shall be in an amount no less than $2,000,000 toward the replacement cost for property damage, and in an amount no less than $2,000,000.00 for one person and $2,000,000.00 for one accident for personal injury. In addition, Lessee shall provide an umbrella policy in the amount of $5,000,000.

(b)
The insurance shall be maintained for the mutual benefit of Lessor and Lessee, and succeeding owners of the fee title in the Demised Premises, and any successors and assigns of this Lease. The insurance policy or policies shall name Lessor and Lessee as insureds.

(c)
The amounts of insurance shall be increased as Lessor may reasonably require from time to time account for inflation, or generally increased insurance settlements or jury verdicts.

(d)
The insurance required to be carried pursuant to this Article VII may be carried under policies of blanket insurance that may cover other liabilities and locations; provided, however, in all other respects each of such policies shall comply with the provisions of this Article VII.

Section 7.3 Certificate of Insurance. Lessee shall furnish Lessor with certificates of all insurance required by this Article VII. Lessee agrees that if Lessee does not keep this insurance in full force and effect, Lessor may notify Lessee of this failure, and if Lessee does not deliver to Lessor certificates showing all such insurance to be in full force and effect with no gap in coverage, within ten (10) days after this notice, Lessor may, at its option, take out and/or pay the premiums on the insurance needed to fulfill Lessee’s obligations under the provisions of this Article VII. On demand from Lessor, Lessee shall reimburse Lessor the full amount of any insurance premiums paid by Lessor, with interest equal to the prime rate charged by Bank of America, plus three (3) percent, from the date of Lessor’s demand until reimbursement by Lessee.

Section 7.4 Lessee Waiver of Claims. Lessor shall not be liable for any loss, damage, or injury of any kind or character to any person or property arising from any use of the Demised Premises or Improvements, or caused by any defect in any building, structure, equipment, facility or other improvement on the Demised Premises, or caused by or arising from any act or omission of Lessee, or any of its agents, employees, licensees or invitees, or by or from any accident, fire or other casualty on the land, or occasioned by the failure of Lessee to maintain the Demised Premises in safe condition. Lessee waives all claims and demands on Lessee’s behalf against Lessor for any loss, damage, or injury, and agrees to indemnify and hold Lessor entirely free and harmless from all liability for any loss, damage, costs or injury of other persons, and from all costs and expenses arising from any claims or demands of other persons concerning any loss, damage or injury, caused on or about the Demised Premises.

Section 7.5 Mutual Waiver of Subrogation. Lessor and Lessee and their successors in interest hereby waive any legal rights each may later acquire against the other party during the Term for the loss of or damage to their respective property or to property in which they may have an interest, which loss or damage is caused by an insured hazard arising out of or in connection with the Demised Premises.

ARTICLE VIII. DAMAGE OR DESTRUCTION OF IMPROVEMENTS.

Section 8.1 Damage to Demised Premises.

(a)
In the event that the Improvements are completely destroyed, or are damaged in excess of fifty-one percent (51%) of the value thereof due to any cause whatsoever, Lessee shall have the following options:

(i)
Within ninety (90) days of such destruction or damage, or such later time if permits are required for the reconstruction, Lessee shall commence and diligently pursue to completion the repair, restoration or replacement of the damaged or destroyed Demised Premises and Improvements, and this Lease shall remain in full force and effect, with Basic Rent abated until such time as the Demised Premises has been repaired, restored, or replaced; or

(ii)
Lessee shall terminate this Lease on ninety (90) days prior notice to Lessor. If Lessee elects to terminate this Lease, all insurance proceeds on the policies required hereunder shall be paid to Lessor with no obligation to rebuild the Improvements or otherwise restore the Demised Premises to the pre-destruction condition. If Lessee elects this option, the Lease will terminate on the date in the notice of termination which shall be no later than sixty (60) days after the date of the notice and the Lease will terminate effective on such date. Lessee will be responsible prior to such date to remove any Furniture, Fixtures and Equipment, inventory and proprietary items that remain in the Demised Premises.

(b)
In the event that damage to the Improvements, due to any cause whatsoever, is less than fifty-one percent (51%) percent, the Lessee shall, at its own expense, repair, restore or replace the damaged Improvements with due diligence, and this Lease shall continue in full force and effect with no abatement of Basic Rent.

ARTICLE IX. EMINENT DOMAIN.

Section 9.1 Condemnation. If the Demised Premises and Improvements or any part thereof is taken for public or quasi-public purposes by condemnation in any action or proceeding in eminent domain, or are transferred in lieu of condemnation to any authority entitled to exercise the power of eminent domain, the interests of Lessor and Lessee in the award or consideration for the taking or transfer and the effect of the taking or transfer on this Lease shall be governed by this Article IX.

Section 9.2 Taking

(a)
If all or substantially all of the Demised Premises and Improvements are taken or transferred as described in Section 9.1, this Lease and all of the rights, title and interest under this Lease shall cease on the date title to the Demised Premises and Improvements vests in the condemning authority, and the proceeds of the condemnation shall be paid to Lessor. In the event of any such taking or condemnation, of all or any part of the Demised Premises or the Improvements, Lessee shall have no claim against Lessor and shall not have any claim or right to any portion of the amount that may be awarded as damages or paid as a result of such taking or condemnation; and all rights of Lessee to damages therefore are hereby assigned by Lessee to Lessor, and Lessee shall have no claim against Lessor or the condemnor for the value of the unexpired Term of this Lease. However, the foregoing provisions of this section shall not be construed to deprive Lessee of the right to claim and receive payment from the condemnor or taking authority for moving and related expenses or for the taking of Lessee’s personal property or fixtures as long as such claim or the payment thereof does not reduce the award which Lessor would otherwise be entitled to receive. In the event of any such taking or condemnation of part of the Demised Premises, the Basic Rent shall be proportionately reduced from the date that possession of the Demised Premises is required to be surrendered to the condemnor or taking authority.

(b)
If less than all or substantially all of the Demised Premises and Improvements is taken or transferred as described in Section 9.1, and if in Lessee’s opinion the remainder of the Demised Premises and Improvements is in a location, or in a form, shape, or reduced size that Lessee is in its commercially reasonable opinion unable to effectively and practicably operate Lessee’s business on the remaining Demised Premises and Improvements, then this Lease shall terminate on the date title to the portion of the Demised Premises and Improvements taken or transferred vests in the condemning authority. The proceeds of the condemnation shall be payable as set forth in Section 9.2(a).

(c)
If less than all or substantially all of the Demised Premises and Improvements is taken or transferred as described in Section 9.1, and if in Lessee’s opinion the remainder of the Demised Premises and Improvements is in a location and a form, shape, or size that makes it possible for Lessee to effectively and practicably operate Lessee’s business on the remaining Demised Premises and Improvements, this Lease shall terminate as to the portion of the Demised Premises and Improvements taken or transferred as of the date title to the portion vests in the condemning authority. However, this Lease shall continue in full force and effect as to that portion of the Demised Premises and Improvements not taken or transferred. From and after the date of taking or transfer, the rental required to be paid by Lessee to Lessor shall be reduced during the unexpired portion of this Lease by that proportion of the annual rent that the value of the part of the Demised Premises and Improvements taken or transferred bears to the value of the total Demised Premises and Improvements. These values shall be determined as of the date immediately before any actual taking. The proceeds of the condemnation shall be payable as set forth in this Section 9.2(a).

Section 9.3 Temporary Taking. If the period of taking shall be less than three (3) months, this Lease shall continue in full force and effect, the Basic Rent and other charges shall abate during such period of taking, and all awards for damages shall belong solely to Lessee.

Section 9.4 More Than One Taking. If more than one taking occurs during the Term, the right of the parties, as provided in this Article, shall be determined as if all such takings had all occurred at the time of the last taking, and the effect of all such takings shall be considered cumulatively.

ARTICLE X. Intentionally Omitted

ARTICLE XI. DEFAULT.

Section 11.1 Lessee’s Default.

(a)
Any one or more of the events listed in subparagraphs (b) through (f) of this Section 11.1 shall constitute a default under this Lease (“Event of Default”).

(b)
Lessee’s failure to pay Basic Rent within five (5) days after receipt of written notice from the Landlord that the rent has become due and payable in accordance with the terms, covenants and agreements of this Lease shall constitute a default under this Lease.

(c)
Lessee’s failure to observe or perform or cause to be observed or performed any other term, covenant or agreement under this Lease, and continuation of this failure for a period of thirty (30) days after Lessor’s written notice to Lessee specifying in reasonable detail the nature of the Lessee’s failure shall constitute a default under this Lease. However, a failure as described in this subparagraph (c) shall not constitute an Event of Default if it is curable but cannot with reasonable diligence be cured by Lessee within a period of thirty (30) days, and if Lessee commences to cure the failure with reasonable diligence and in good faith.

(d)
The occurrence of any of the following events at the date of the commencement of this Lease or during the Term shall constitute an Event of Default under this Lease:

(i)
Filing of a petition in bankruptcy or insolvency, for reorganization or the appointment of a receiver or trustee of all or a portion of Lessee’s property, by or against Lessee in any court pursuant to any statute either of the United States or of any state days; and

(ii)
Lessee’s failure to secure a dismissal of the petition within ninety (90) days after its filing.

(e)
Lessee’s assignment of the Leasehold interest under this Lease for the benefit of creditors shall constitute a default under this Lease.

Section 11.2 Lessor Rights.

(a)
Subject to the provisions of this Article XI, if any Event of Default occurs, Lessor may elect to terminate Lessee’s right of possession under this Lease after thirty (30) days from the date of service of notice of the election. If this notice is given, then at the expiration of the thirty (30) days all Lessee’s rights, title and interest in the Demised Premises shall expire completely, and Lessee shall quit and surrender the Demised Premises and Improvements erected on the Demised Premises to Lessor and nothing further shall be owed by Lessee to Lessor

(b)
At any time after the termination of Lessee’s right of possession under this Lease pursuant to Section 11.2 of this Lease, Lessor may enter and possess the Demised Premises and Improvements by summary proceedings, ejectment or otherwise, and Lessor may remove Lessee and all other persons and property from the Demised Premises and Improvements. If the Lessor takes the actions described in this Section 11.2, Lessor may then possess the Demised Premises and Improvements and assume the right to receive all rents, income and profits from the Demised Premises and Improvements, and Lessor may also sell any of the Improvements.

(c)
Except as set forth in the last sentence of Section 11.2(a), the expiration of this Lease or termination of the Lessee’s right to possession pursuant to Article 2 or 11.2 shall not relieve Lessee of its liability and obligation to pay the Basic Rent and any other charges accrued prior to these events, or relieve the Lessee of liability and obligation to pay the Basic Rent and any other charges accrued prior to these events, or relieve the Lessee of liability for damages for breach. These liabilities and obligations of the Lessee shall survive any expiration or termination of the Lease or any entry and possession by the Lessor.

(d)
In the event of Lessee’s abandonment of the Demised Premises and Improvements, and/or Lessee’s failure to operate a business continually within the Demised Premises for a period in excess of six (6) months (other than in the case of repairs, maintenance, casualty or condemnation) it shall constitute an Event of Default under this Lease unless Lessee continues to pay Basic Rent to Lessor and covers all other costs that Lessee is obligated to pay hereunder, but Lessor shall be permitted to terminate the Lease on ten (10) business days’ notice to Lessee in which case Lessee will vacate the Building as provided for in this Lease and have no liability to Lessor beyond its period of occupation.

Section 11.3 Lessor’s Obligation to Mitigate.

(a)
After the expiration of this Lease or termination of the Lessee’s right of possession under this Lease pursuant to Article 2 or 11.3, Lessor shall use reasonable efforts to mitigate damages by reletting the Demised Premises and Improvements, in whole or in part, either in its own name or as agent of Lessee, for a term or terms which, at Lessor’s option, may be for the remainder of the then current term of this Lease or for any longer or shorter period.

(b)
Lessee shall remain liable for the difference between the rent reserved under this Lease, and the rent collected and received, if any, by Lessor during the remainder of the unexpired term. Lessor shall have the option of collecting the deficiency between the rent reserved and the rent collected in monthly payments as these payments become due and payable, or of receiving in advance the deficiency for the remainder of the term reduced to present value.

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Section 11.4 Confession of Judgment. In addition to, and not in lieu of any of the foregoing rights granted to Lessor:

THE FOLLOWING PARAGRAPHS SET FORTH WARRANTS OF AUTHORITY FOR AN ATTORNEY TO CONFESS JUDGMENTS AGAINST LESSEE. IN GRANTING THESE WARRANTS OF ATTORNEY TO CONFESS JUDGMENTS AGAINST LESSEE, LESSEE HEREBY KNOWINGLY, INTENTIONALLY, VOLUNTARILY, AND UNCONDITIONALLY WAIVES ANY AND ALL RIGHTS LESSEE HAS OR MAY HAVE WITH RESPECT TO PRIOR NOTICE AND AN OPPORTUNITY FOR HEARING UNDER THE RESPECTIVE CONSTITUTIONS AND LAWS OF THE UNITED STATES OF AMERICA AND THE COMMONWEALTH OF PENNSYLVANIA. WITHOUT LIMITATION OF THE FOREGOING, LESSEE HEREBY SPECIFICALLY WAIVES ALL RIGHTS LESSEE HAS OR MAY HAVE TO NOTICE AND AN OPPORTUNITY FOR A HEARING PRIOR TO EXECUTION UPON ANY JUDGMENT ENTERED AGAINST LESSEE PURSUANT TO THE TERMS HEREOF.

UPON THE OCCURRENCE OF ANY EVENT OF DEFAULT BY LESSEE UNDER THIS LEASE, IT SHALL BE LAWFUL FOR ANY PROTHONOTARY OR ATTORNEY OF ANY COURT OF RECORD TO APPEAR FOR LESSEE AS WELL AS FOR ALL PERSONS CLAIMING BY, THROUGH OR UNDER LESSEE, AND, WITH OR WITHOUT ONE OR MORE COMPLAINTS FILED, CONFESS A JUDGMENT OR JUDGMENTS AGAINST LESSEE FOR BASIC RENT IN ARREARS OR TREATED AS IF IN ARREARS (INCLUDING THE EXTENSION TERM IF SO EXERCISED AS OF THE DATE OF THE EVENT OF DEFAULT) AND CHARGES, WHETHER OR NOT PAYABLE AS RENT AND FOR INTEREST AT THE LEASE INTEREST RATE AND COSTS, TOGETHER WITH AN ATTORNEYS’ COMMISSION OF FIVE PERCENT (5.00%) OF THE BALANCE OF RENT AND OTHER CHARGES DUE THROUGH THE END OF THE TERM OF THE LEASE, (INCLUDING THE EXTENSION TERM IF SO EXERCISED AS OF THE DATE OF THE EVENT OF DEFAULT) AS THE SAME MAY BE MODIFIED, AMENDED OR RENEWED AS IF SUCH RENT AND CHARGES HAD BEEN ACCELERATED, BUT IN NO EVENT LESS THAN TEN THOUSAND DOLLARS ($10,000) WITHOUT ANY LIABILITY ON THE PART OF SAID ATTORNEY, AND FOR WHICH THIS LEASE AS THE SAME MAY BE MODIFIED, AMENDED OR RENEWED, OR A TRUE AND CORRECT COPY THEREOF SHALL BE A SUFFICIENT WARRANT. SUCH AUTHORITY SHALL NOT BE EXHAUSTED BY ONE EXERCISE THEREOF, BUT JUDGMENT MAY BE CONFESSED FROM TIME TO TIME AS OFTEN AS ANY RENT OR CHARGES IN ARREARS OR RENT OR CHARGES TREATED AS IF IN ARREARS OR CHARGES BECOME DUE AND ARE NOT PAID. SUCH POWERS MAY BE EXERCISED DURING, AS WELL AS AFTER, THE EXPIRATION OR TERMINATION OF THE ORIGINAL TERM AND DURING, AND AT ANY TIME, AFTER ANY EXTENSION OR RENEWAL OF THE TERM.

LESSEE SIGNATURE By: , its CEO

CEO

UPON THE OCCURRENCE OF ANY EVENT OF DEFAULT OR UPON THE TERMINATION OF THIS LEASE, THE ORIGINAL TERM HEREOF OR ANY RENEWAL OR EXTENSION THEREOF ON ACCOUNT OF ANY EVENT OF DEFAULT BY LESSEE HEREUNDER, OR UPON THE EXPIRATION OF THE TERM

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OF THIS LEASE OR ANY RENEWAL OR EXTENSION THEREOF, AS THE SAME MAY BE MODIFIED OR AMENDED, IT SHALL BE LAWFUL FOR ANY PROTHONOTARY OR ATTORNEY OF ANY COURT OF RECORD TO APPEAR FOR LESSEE AS WELL AS FOR ALL PERSONS CLAIMING BY, THROUGH OR UNDER LESSEE, AND, WITH OR WITHOUT ONE OR MORE COMPLAINTS FILED, CONFESS A JUDGMENT OR JUDGMENTS FOR THE RECOVERY OF POSSESSION OF THE DEMISED PREMISES, TOGETHER WITH AN ATTORNEYS' COMMISSION OF FIVE PERCENT (5.00%) OF THE BALANCE OF RENT AND OTHER CHARGES DUE THROUGH THE END OF THE TERM OF THE LEASE (INCLUDING THE EXTENSION TERM IF SO EXERCISED AS OF THE DATE OF THE EVENT OF DEFAULT), AS THE SAME MAY BE MODIFIED, AMENDED OR RENEWED, AS IF SUCH RENT AND CHARGES HAD BEEN ACCELERATED, BUT IN NO EVENT LESS THAN TEN THOUSAND DOLLARS ($10,000.00), WITHOUT ANY LIABILITY ON THE PART OF THE SAID ATTORNEY, AND FOR WHICH THIS LEASE, AS THE SAME MAY BE MODIFIED, AMENDED OR RENEWED, OR A TRUE AND CORRECT COPY THEREOF SHALL BE A SUFFICIENT WARRANT; WHEREUPON, IF LESSOR SO DESIRES, A WRIT OF POSSESSION MAY ISSUE FORTHWITH, WITHOUT ANY PRIOR WRIT OR PROCEEDINGS WHATSOEVER. IF FOR ANY REASON AFTER SUCH ACTION HAS BEEN COMMENCED, THE SAME SHALL BE DETERMINED AND THE POSSESSION OF THE DEMISED PREMISES REMAIN IN OR BE RESTORED TO LESSEE, LESSOR SHALL HAVE THE RIGHT UPON ANY SUBSEQUENT DEFAULT, OR UPON THE TERMINATION OR EXPIRATION OF THIS LEASE, AS THE SAME MAY BE MODIFIED, AMENDED OR RENEWED, OR OF LESSEE’S RIGHT OF POSSESSION, TO BRING ONE OR MORE FURTHER ACTIONS IN THE MANNER AND FORM HEREIN SET FORTH TO RECOVER POSSESSION OF THE DEMISED PREMISES. NO SUCH DETERMINATION OF THIS LEASE, AS THE SAME MAY BE MODIFIED, AMENDED OR RENEWED, NO TAKING, NOR RECOVERING POSSESSION OF THE DEMISED PREMISES SHALL DEPRIVE LESSOR OF ANY REMEDIES OR ACTION AGAINST LESSEE FOR RENT OR FOR DAMAGES DUE OR TO BECOME DUE FOR AN EVENT OF DEFAULT UNDER THIS LEASE, AS THE SAME MAY BE MODIFIED, AMENDED OR RENEWED, NOR SHALL THE BRINGING OF ANY SUCH ACTION FOR RENT OR BREACH OF COVENANT OR CONDITION, NOR THE RESORT TO ANY OTHER REMEDY HEREIN PROVIDED FOR THE RECOVERY OF RENT OR DAMAGES FOR SUCH BREACH, BE CONSTRUED AS A WAIVER OF THE RIGHT TO INSIST UPON THE FORFEITURE AND TO OBTAIN POSSESSION IN THE MANNER HEREIN PROVIDED.

IN ANY ACTION TO CONFESS JUDGMENT FOR POSSESSION OF THE DEMISED PREMISES, LESSOR SHALL FIRST CAUSE TO BE FILED IN SUCH ACTION AN AFFIDAVIT MADE BY IT OR SOMEONE ACTING FOR IT SETTING FORTH THE FACTS NECESSARY TO AUTHORIZE THE ENTRY OF JUDGMENT, OF WHICH FACTS SUCH AFFIDAVIT SHALL BE CONCLUSIVE EVIDENCE, AND IF A TRUE COPY OF THIS LEASE (AND OF THE TRUTH OF THE COPY SUCH AFFIDAVIT SHALL BE SUFFICIENT EVIDENCE) BE FILED IN SUCH ACTION, IT SHALL NOT BE NECESSARY TO FILE THE ORIGINAL AS A WARRANT OF ATTORNEY, ANY RULE OF COURT, CUSTOM OR PRACTICE TO THE CONTRARY NOTWITHSTANDING.

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LESSEE ACKNOWLEDGES AND AGREES THAT (A) THE WARRANT OF ATTORNEY TO CONFESS JUDGMENTS CONTAINED ABOVE IS BEING EXECUTED IN CONNECTION WITH A COMMERCIAL TRANSACTION, (B) LESSOR’S CONFESSION OF JUDGMENT FOLLOWING AN EVENT OF DEFAULT OR EXPIRATION OF THE LEASE AND IN ACCORDANCE WITH THE FOREGOING WARRANTS OF ATTORNEY WOULD BE IN ACCORDANCE WITH LESSEE’S REASONABLE EXPECTATIONS, (C) IN VIEW OF THE COMMERCIAL NATURE OF THE RELATIONSHIP BETWEEN THE PARTIES HERETO THERE IS NO EXPECTATION THAT LESSOR SHALL HAVE ANY DUTY UNDER ANY PROVISION OF § 5601.3 OF CHAPTER 56 OF THE PENNSYLVANIA PROBATE, ESTATES AND FIDUCIARIES CODE (20 PA.C.S.A. §5601.3) TO ACT IN THE BEST INTEREST OF ANY PRINCIPAL THEREUNDER AND IT IS AGREED THAT LESSOR SHALL HAVE NO SUCH DUTY, AND (D) LESSOR DOES NOT AND, IN REGARD TO THIS LEASE, SHALL NOT HAVE ANY OF THE DUTIES TO LESSEE SET FORTH IN 20 PA.C.S.A. §5601.3(B), AND THE SAME ARE HEREBY IRREVOCABLY WAIVED BY LESSEE.

LESSEE ACKNOWLEDGES THAT IT HAS HAD THE ASSISTANCE OF LEGAL COUNSEL IN THE REVIEW AND EXECUTION OF THIS LEASE (OR WAIVED SUCH LEGAL ASSISTANCE), AS THE SAME MAY BE MODIFIED, AMENDED OR RENEWED, AND FURTHER ACKNOWLEDGES THAT THE MEANING AND EFFECT OF THE FOREGOING PROVISIONS CONCERNING CONFESSIONS OF JUDGMENTS HAVE BEEN FULLY EXPLAINED TO LESSEE BY SUCH COUNSEL, AND AS EVIDENCE OF SUCH FACT AN AUTHORIZED OFFICER OF LESSEE SIGNS HIS INITIALS BELOW.

CEO

LESSEE SIGNATURE By: , its

CEO

Section 11.5 Remedies Cumulative. All remedies available to Lessor hereunder and otherwise available at law or in equity shall be cumulative and concurrent. No determination of this Lease nor taking or recovering possession of the Demised Premises shall deprive Lessor of any remedies or actions against Lessee for rent, for charges, or for damages for the breach of any term, covenant or condition herein contained, nor shall the bringing of any such action for rent, charges or breach of term, covenant or condition, nor the resort to any other remedy or right for the recovery of rent, charges or damages for such breach be construed as a waiver or release of the right to insist upon the forfeiture and to obtain possession. The failure of Lessor to insist upon strict and/or prompt performance of the terms, agreements, covenants and conditions of this Lease or any of them, and/or the acceptance of such performance thereafter shall not constitute or be construed as a waiver of Lessor’s right to thereafter enforce the same strictly according to the tenor thereof in the event of a continuing or subsequent Event of Default.

Section 11.6 Method of Calculation. In determining the amount of any future payments due Lessor due to increases in Taxes, Insurance, Basic Rent, additional rent or other charges due hereunder, Lessor may make such determination based upon the amount of such Taxes, Insurance, Basic Rent, additional rent and other charges due by Lessee for the calendar year immediately prior to such Event of Default.

Section 11.7 Expenses of Enforcement. Lessee shall pay to Lessor upon demand all of Lessor’s documented costs, charges and expenses, including the fees and out-of-pocket expenses of counsel, agents and others retained by Lessor incurred in enforcing Lessee’s obligations hereunder or incurred by Lessor in any litigation, negotiation or transaction in which the Lessee causes the Lessor to become involved or concerned.

ARTICLE XII. EXPIRATION OF TERM.

Section 12.1 Expiration of Term. On the expiration date of this Lease as set forth in Article 2, or the termination of the Lessee’s possession under this Lease pursuant to Article XI, or any entry or possession of the Demised Premises and Improvements by Lessor pursuant to Section 11.4 (collectively referred to as the “Expiration Date”), Lessee shall promptly quit and surrender the Demised Premises and Improvements, and deliver to Lessor actual possession and ownership of the Demised Premises and Improvements in good order, condition, and repair.

Section 12.2 Removal of Equipment. Lessee shall have the right to remove from the Demised Premises and Improvements all of Lessee’s Furniture, Fixtures and Equipment used or procured for use in connection with the operation of its business on or before the Expiration Date, provided that Lessee shall promptly repair, or cause to be repaired, any damage resulting to the Demised Premises or Improvements by reason of this removal. Any of Lessee’s Furniture, Fixtures and Equipment that remain at or on the Demised Premises after the Expiration Date shall be deemed to have been abandoned by Lessee, and may either be retained by Lessor as its property or disposed of by the Lessor without accountability to Lessee for the value of such Furniture, Fixtures and Equipment, or any proceeds derived from the sale of these items, (subject to the rights of any equipment lenders).

ARTICLE XIII. GENERAL PROVISIONS.

Section 13.1 Non-enforcement. The failure of Lessor to seek redress for violation of, or to insist on the strict performance of any covenant, agreement, term, provision, or condition of this Lease shall not constitute a waiver of the covenant, agreement, term, provision, or condition. The receipt by Lessor of rent with knowledge of the breach of any covenant, agreement, term, provision, or condition of this Lease shall not be deemed a waiver of that breach.

Section 13.2 Waivers. No provision of this Lease shall be deemed to have been waived unless the waiver is in writing and signed by the party against whom enforcement is sought. No payment by Lessee or receipt by Lessor of a lesser amount than the rent stipulated in this Lease shall be deemed to be other than for the payment of rent or other charge owing by Lessee, as Lessor shall elect. No endorsement or statement on any check or any letter accompanying any check or payment as rent shall be deemed binding on Lessor or deemed on accord and satisfaction, and Lessor may accept a check or payment from Lessee without prejudice to Lessor’s right to recover the balance of the rent or other charges owing by Lessee, and without limitation on Lessor’s right to pursue each and every remedy in this Lease or provided by law. Each right and remedy of Lessor provided for in this Lease shall be cumulative and in addition to every other right or remedy provided for in this Lease, or now or later existing at law, in equity, by statute, or otherwise.

Section 13.3 Exhibits. This Lease and the Exhibits annexed to this Lease contain the entire agreement between Lessor and Lessee, and any agreement made after the execution of this

Lease between Lessor and Lessee shall be ineffective to change, modify, waive, release, discharge, terminate, or effect a surrender or abandonment of this Lease, in whole or in part, unless that agreement is in writing and signed by the party against whom enforcement is sought.

Section 13.4 Notices. All notices, requests, demands and other communications required or permitted hereunder shall be in writing addressed to the parties as provided below (or at such other address as may hereafter be substituted by notice in writing thereof) and shall be deemed to have been duly given upon delivery by hand (including by a nationally recognized overnight carrier), by confirmed facsimile transmission, or if sent by email, on the business day sent so long as such email notice is sent within business hours and in such event, such email shall be followed by written notice sent by certified or registered mail postmarked no later than the following business day.

Section 13.6 Invalidity. If any term, covenant or condition of this Lease shall be invalid or unenforceable to any extent, the remainder of the terms, covenants and conditions of this Lease shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

Section 13.7 Terms. The term “Lessor”, as used in this Lease in relation to the Lessor’s covenants and agreements under this Lease, shall be limited to mean and include only the owner or owners of fee estate to the Demised Premises at the time in question. In the event of any conveyance of this fee estate, Lessor named in this Lease and each subsequent grantor shall be automatically relieved, at the date of conveyance, of all liability in respect to the performance of any of Lessor’s covenants and agreements remaining to be performed after the date of conveyance, and each grantee shall be bound by all of the covenants and agreements remaining to be performed under the Lease during the time of grantee’s ownership of the leasehold interest.

Section 13.8 Non-Recourse. Anything contained in this Lease to the contrary notwithstanding, Lessee agrees to look solely to the Demised Premises and Lessor’s interest in the Demised Premises for the collection and satisfaction of any judgment that Lessee may obtain against Lessor because of the Lessor’s failure to observe or perform any of its covenants or obligations under this Lease, including, but not limited to, the breach of the covenant of quiet enjoyment, whether express or implied. If Lessee receives any judgment resulting from the Lessor’s failure to observe or perform any of its covenants or obligations under this Lease, Lessee further agrees not to collect or execute, or attempt to collect or execute, that judgment out of or against any other assets or properties of Lessor.

Section 13.9 Successors and Assigns. This Lease shall inure to the benefit of and be binding on Lessor and Lessee and their respective distributees, personal representatives, executors, successors, and assigns except as otherwise provided in this Lease. Any references in this Lease to Lessor and Lessee shall be deemed to include their respective successors and assigns.

Section 13.10 Quiet Enjoyment. Lessor covenants and agrees that Lessee, on payment of rent and other charges provided for in this Lease and fulfillment of the obligations under the covenants, agreements and conditions of this Lease, shall lawfully and quietly hold, occupy and enjoy the Demised Premises during the term of this Lease without any interference from anyone claiming through or under Lessor.

Section 13.11 Relationship of Parties. Nothing contained herein shall be deemed or construed by the parties hereto, nor by any third party, as creating the relationship of principal and agent, partnership, joint venture, or any relationship between the parties hereto other than that of Lessor and Lessee.

Section 13.12 Consent. Whenever it is necessary under the terms of this Lease for either party to obtain the consent or approval of the other party, such consent or approval shall, unless otherwise specified in this Lease, not be unreasonably withheld or delayed.

Section 13.13 Governing Law. This Lease shall be construed and enforced in accordance with the laws of the Commonwealth in which the Demised Premises is located.

Section 13.14 Disputes. If at any time a dispute shall arise as to any amount or sum of money to be paid by one party to the other or any work to be performed by either of them under the provisions hereof, the party against whom the obligation to pay or to perform is asserted shall have the right, but not the obligation, to make payment or perform such work and pay the cost thereof “under protest,” and such payment or performance shall not be regarded as a voluntary payment or performance and the right of such party to institute suit to recover the amount paid “under protest” shall survive. If it shall be adjudged or mutually agreed by Lessor and Lessee that there was no legal obligation on the part of such party to pay such sum or any part thereof or that such party was not legally obligated to perform, such party shall be entitled to recover the amount paid “under protest” or so much thereof as it was not legally required to pay under the provisions of this Lease, plus interest thereon at the Interest Rate specified in Section 16.13 hereof, from the date on which such payment was made until the date on which reimbursement is received.

Section 13.15 Counterparts. This Lease may be executed in several counterparts, including counterparts transmitted by facsimile or electronic mail, each of which shall be deemed an original, but all of which together shall constitute one and the same Lease. Signatures to this Agreement transmitted by facsimile, sent by email (including “.pdf”), or delivered by other electronic means shall be valid and effective to bind the Party so signing. Each Party agrees to promptly deliver an execution original to this Agreement with its actual signature to the other Party upon request, but a failure to do so shall not affect the enforceability of this Agreement, it being expressly agreed that each Party to this Agreement shall be bound by its own facsimile or other electronic signature and shall likewise accept the facsimile or other electronic signature of the other Party.

Section 13.16 Modification. This Lease may not be modified except by a written agreement signed by both Lessor and Lessee.

Section 13.17 Brokers. Lessor and Lessee represent and warrant that they have not dealt with any real estate agent or broker in connection with this transaction other than Institutional Property Advisors/ Marcus & Millichap and Ben Tashakorian. Lessor and Lessee shall each indemnify and save other harmless from and against all liability, damage, loss, cost and expense incurred by reason of the indemnitor’s breach of such representation and warranty.

ARTICLE XIV. ESTOPPEL CERTIFICATE; DOCUMENTATION AND RECORDING OF LEASE.

Section 14.1 Estoppel Certificates. Lessor or Lessee shall have the right to request the other party to provide an estoppel certificate, as described below, without charge, at any time on or after ten (10) days after the requesting party sends written notice. This estoppel certificate shall consist of a written statement certifying the following information to the requesting party or to any person specified by that party:

(a)
That this Lease is unmodified and in full force and effect; or, if there have been any modifications in this Lease, that this Lease is in full force and effect as modified, specifying the nature of each modification;

(b)
The dates through which the rent and other charges payable under this Lease have been paid;

(c)
Whether the other party to this Lease is in default in the performance or observance of any covenant, agreement, condition, term or provision contained in this Lease, to the best knowledge of the certifying party, and, if so, specifying the nature of each default of which the certifying party has knowledge; and

(d)
Any other information with respect to this Lease and the Demised Premises that the requesting party shall reasonably request.

ARTICLE XV. ASSIGNMENT AND SUBLETTING

Section 15.1 Assignment. Except as provided otherwise herein, Lessee covenants and agrees not to assign this Lease or to sublease the whole or any part of the Demised Premises or to permit any other persons to occupy same without the prior written consent of Lessor, which consent shall not be unreasonably withheld or delayed. Lessee may assign this Lease or sublease the Demised Premises, without Lessor’s consent, to (a) any parent, subsidiary or affiliate entity of Lessee; or (b) an entity resulting from the consolidation or merger of Lessee into or with any other entity; or (c) the sale of all or substantially all of the assets of the Lessee in the state in which the Demised Premises is located;. As used herein, the phrase “affiliate entity” means a person or business entity, corporate or otherwise, that, through one or more intermediaries, controls or is controlled by, or is under common control with Lessee.

Lessor’s consent to any assignment or subletting shall not constitute a waiver of the necessity for such consent to any subsequent assignment or subletting. The acceptance of rent from any other person shall not be deemed to be a waiver of any of the provisions of this Lease or to be consent to the assignment of this Lease or subletting of the Demised Premises.

Any transfer of an ownership interest in Lessee by merger, consolidation, sale of stock, membership interests, other capital reorganization or liquidation shall constitute an assignment or sublet for the purpose of this Lease and shall therefore require the consent of Lessor. In such event, if consent is given, the surviving entity specifically shall assume in writing Lessee’s obligations under this Lease.

Section 15.2 Lessor’s Right to Assign. Lessor shall have the right to assign this Lease to any third party other than a competitor of Lessee, provided that Lessor gives notice to Lessee of such assignment.

ARTICLE XVI. SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT OF FEE MORTGAGES.

Section 16.1 Non-Disturbance Agreement. If Lessee is not in default hereunder, Lessor shall cause:

(a)
any party holding a mortgage or deed of trust on the Demised Premises; and

(b)
any party (if other than Lessor) owning any portion of the Demised Premises as of the date hereof to execute and deliver to Lessee a non-disturbance, subordination and attornment agreement substantially in the form attached hereto as Exhibit E and subject to such mortgagee’s approval within thirty (30) days of the date of this Lease (or within thirty (30) days after the execution of a mortgage or deed of trust that is entered into after the date of this Lease).

Section 16.2 Subordination. If Lessor is not in default under the terms of this Lease, Lessee shall subordinate this Lease to an existing or future first deed of trust or mortgage covering the Demised Premises by executing and delivering an agreement in the form attached hereto as Exhibit C within thirty (30) days of Lessee’s receipt of a copy of such agreement duly executed and acknowledged by Lessor and Lessor’s lender with respect to the mortgage or deed of trust to which this Lease is to be subordinate. Except as set forth in this Section, this Lease shall at all times be and remain prior and paramount to the lien and charge of all leases and deeds of trust or mortgages.

Section 16.3 Attornment. Lessee agrees that if the mortgagee, beneficiary or any other person claiming under a mortgage or deed of trust to which Lessee has subordinated shall succeed to Lessor’s interest in this Lease, Lessee will recognize such mortgagee, beneficiary or person as its Lessor under the provisions of this Lease, provided that such mortgagee, beneficiary or other person, during the period in which it shall be in possession of the Demised Premises, and thereafter its successor in interest, shall assume all of the obligations of Lessor hereunder and shall have executed and delivered the non-disturbance, subordination and attornment agreement referred to in Section 16.2 above. Any purchaser taking title to the property by reason of such foreclosure or sale shall take title subject to this provision and shall be bound by any approvals or consents made or given by Lessor pursuant to this Lease prior to the date on which title to the Demised Premises was transferred.

Section 16.4 Mortgage Protection. Lessee shall give any mortgagees of the Demised Premises by registered or certified mail, return receipt requested, or overnight delivery service, requiring a signed delivery receipt, a copy of any notice of default sent to Lessor by Lessee, provided that, prior to such notice, Lessee has been notified, in writing (by way or notice of assignment of rents and lease or otherwise), of the address of such mortgagees. If Lessor shall have failed to cure such default within the time provided for in this Lease, then the mortgagees shall have thirty (30) days within which to cure such default or, if such default cannot be cured within that time, then such additional time as may be necessary if, within such thirty (30) days, any mortgagee has commenced and is diligently pursuing the remedies necessary to cure such default (including, but not limited to, commencement of foreclosure proceedings, if necessary to effect such cure).

ARTICLE XVII. TENANT FINANCIAL INFORMATION

Section 17.1 Tenant Financial Information. Tenant agrees to provide Landlord with company specific financials annually. Currently, Precision is reported a separate line item on the financials of the parent company, Live Industries. If Live Industries does not report the individual financials, than Precision shall produce financials to Landlord.

ARTICLE XVIII GUARANTY

Section 18.1 Guaranty. Both Kinetic and Precision agree to guarantee the lease for either party.

DocuSign Envelope ID: 2FDA8057-C729-40FE-A57D-9297E7EF6E27

IN WITNESS WHEREOF, Lessor and Lessee, intending to be legally bound hereby, have executed this Lease under seal as of the Effective Date.

Lessee:

Precision Industries, Inc.

By:

Tom Sedlak

Lessee:

The Kinetic Co., Inc.

Tom Sedlak By:

Lessor:

Moss Family Trust

By:

Gerry Moss

EXHIBIT A

MEMORANDUM OF LEASE

Prepared by:

MEMORANDUM OF LEASE

Notice is hereby given of the following Lease:

1.
The name and address of the Lessor is:

2.
The name and address of the Lessee is:

3.
The Lease is dated June 16, 2022.

4.
The Demised Premises is comprised of the real property together with the buildings and improvements located at and known as 6775 W Loomis Road, Greendale, WI.

5.
The Original Term of the Lease is twenty (20) years following the Lease Commencement Date as defined in the Lease. There are two (2) renewal options of five (5) years each following the Term.

6.
A copy of the Lease is on file at the office of:

Live Ventures Incorporated

325 E. Warm Springs Road, Suite 102 Las Vegas, Nevada 89119

Attn: Kent Randall, Esq., General Counsel Facsimile: (702) 997-5968

Email: krandall@liveventures.com

This instrument, being a Memorandum of Lease, is intended by the parties hereto to give constructive notice of such Lease. It is not intended to affect, in any way, the rights and obligations of the parties to such Lease. All capitalized terms used in this Memorandum are as defined in the Lease unless otherwise defined herein.

IN WITNESS WHEREOF, the parties hereto, and to such Lease, have either set, or caused to be set, their respective hands and seals, and, if a corporation or limited liability company, such is done by a duly authorized officer or member thereof, all as of the day of 2020.

Attest: LESSOR:

By:

Witness: LESSEE:

By:

STATE OF )

) SS.

COUNTY OF )

Before me, the undersigned, a Notary Public in and for the State and County aforesaid, an officer duly authorized to take acknowledgements, personally appeared known to me to be the person described in and who executed the foregoing instrument; and who acknowledged before me that he or she executed this instrument for the purposes stated therein and of his or her own free will.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal, this day of , 2020, in this State and County.

My commission expires: Notary Public

EXHIBIT B

ESTOPPEL AND CONSENT AGREEMENT

ESTOPPEL CERTIFICATE AND CONSENT

RE: Demised Premises: Lease:

Lessor:

Lessee:

The undersigned Lessor/Sub Lessor under the Lease/Sublease described above certifies to

a , in connection with the placing of a leasehold mortgage the following:

1.
Lessor and Lessee entered into the Lease/Sublease, by which Lessor leases to Lessee and Lessee leases from Lessor the above-referenced Demised Premises.

2.
The Lease constitutes the only agreement between Lessor and Lessee with respect to the Demised Premises, and the Lease and all amendments thereto as of the date hereto are set forth on Exhibit A attached hereto and made part hereof. The Lease is in full force and effect and, except as evidence on Exhibit A, is not modified or amended.

3.
Other than the Lease, and the documents listed on Exhibit A attached hereto, there are no other agreements, written or oral between Lessor and Lessee regarding the Demised Premises or Lessee’s obligations to pay rentals under the Lease, and Lessee does not claim a right to any concessions, free rent or rental abatement other than as set forth in the Lease.

4.
The monthly rental payable by Lessee as of the date hereof is as follows:
a.
Base Rent:
b.
Common Area Maintenance/Insurance Payments
c.
Additional Rent

All above rental amounts under the Lease have been paid in full by Lessee through , 2020. The amount of rent prepaid, if any, is $0, and the security deposit made, if any, is $50,000.00.

5.
Percentage Rent is N/A

6.
Lessee currently pays for utilities used in the Demised Premises by making payment directly to the suppliers of utilities serving the Demised Premises and pays the real estate taxes directly to the applicable municipal taxing authority

7.
The Lease terminates on ; there are additional year renewal options.

8.
The Lease is in full force and effect and Lessor does not have any presently existing claims against the Lessee nor has any actual knowledge without due inquiry of any offsets against rent claimed by Lessee. There are no defaults of Lessee or Lessor under the Lease or any existing circumstances which with the passage of time, or notice, or both, would give rise to the default under the Lease.

9.
Lessor’s current contact information is:
a.
Address:
b.
Contact Person:
c.
Phone No.:
d.
Facsimile No.:
e.
Email:

10.
The Undersigned acknowledges that Lessee and its title agent is relying (and will rely) on the truth and accuracy of the representations made herein and upon the authority of the undersigned to execute this Estoppel Certificate.

11.
Lessor’s execution of this Estoppel and Consent shall be considered such notice of and written consent to the leasehold mortgage as may be required by the Lease.

LESSOR:

By: Date: , 2019

Name: Title:

STATE OF )

) SS.

COUNTY OF )

Before me, the undersigned, a Notary Public in and for the State and County aforesaid, an officer duly authorized to take acknowledgements, personally appeared known to me to be the person described in and who executed the foregoing instrument; and who acknowledged before me that he or she executed this instrument for the purposes stated therein and of his or her own free will.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal, this day of , 2020, in this State and County.

My commission expires: Notary Public

EXHIBIT C

SUBORDINATION, NON-DISTURBANCE AND ATTONMENT AGREEMENT

SUBORDINATION, NONDISTURBANCE AND ATTORNMENT AGREEMENT

This SUBORDINATION, NONDISTURBANCE AND ATTORNMENT

AGREEMENT (this “Agreement”), is made as of the day of , 20 , among

, a , and its successors and

assigns (“Lender”), , a

(“Lessee”).

(“Lessor”), and

WHEREAS, Lender has made a loan to Lessor which was secured by a Deed of Trust, Security Agreement and Assignment of Leases and Rents (the “Deed of Trust”)

recorded with the Office of the Register of Deeds of County,

in Book

, page

and covered Lessor’s interest in

certain real property located at and more particularly described in Exhibit A attached hereto (the “Property”); and

WHEREAS, Lessee has entered into a certain , as the same may have been amended, modified or supplemented (the “Lease”) dated , ,

with Lessor, covering a certain portion of the Property (the “Demised Premises”); and

WHEREAS, a notice or memorandum of the Lease was recorded with the Office of the Register of Deeds of County, in Deed Book , at Page ; and

WHEREAS, Lender, Lessor and Lessee desire to confirm their understanding, with respect to the Lease and the Deed of Trust;

NOW, THEREFORE, in consideration of the promises set forth herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

Subordination. Subject to the provisions hereof, Lessee agrees that the Lease shall in all respects be, and is hereby expressly made, subject and subordinate at all times to the lien of the Deed of Trust and to all of the terms, conditions and provisions thereof and to all advances and/or payments made or to be made thereunder, as the same may hereafter be amended from time to time. Nothing contained in this Agreement shall in any way impair or affect the lien created by the Deed of Trust. Notwithstanding the foregoing, Lender agrees that all proceeds of property insurance maintained under the Lease and all eminent domain damages will be disbursed in accordance with the provisions of the Lease and will be made available to Lessor or Lessee for restoration of the building and other improvements on the Property to the extent required by the Lease, subject only to reasonable regulation regarding the disbursement thereof.

Attornment.

In the event that Lender acquires or succeeds to the interests of Lessor under the Lease by reason of a foreclosure of the Deed of Trust, deed in lieu of foreclosure or otherwise (collectively, a “Foreclosure”), Lessee shall be bound to Lender under all of the terms, covenants and conditions of the Lease, except as provided in this Agreement, for the balance of the term thereof remaining, with the same force and effect as if Lender were Lessor. Lessee hereby agrees in such event to (i) attorn to Lender as its Lessor on such terms, (ii) affirm its obligations under the Lease, and (iii) make payments of all sums thereafter becoming due under the Lease to Lender. Said attornment, affirmation and agreement is to be effective and self-operative without the execution of any further instruments upon Lender succeeding to the interests of Lessor under the Lease.

Lessee agrees to execute and deliver at any time and from time to time, upon the request of Lessor or Lender, any instrument or certificate deemed to be necessary or appropriate to evidence such attornment.

From and after such attornment, Lender shall be bound to Lessee under all the terms, covenants and conditions of the Lease with the same force and effect as if originally entered between said parties; provided, however, Lender shall not be:

except as provided in Section 2(d) below, obligated to cure any defaults under the Lease of any prior Lessor which occurred prior to the date Lender obtained title to or possession of the Property, provided, however, that the foregoing shall not limit Lender’s obligation to correct any conditions that existed as of the date of attornment which violate Lender’s obligations as Lessor under the Lease;

except as provided in Section 2(d) below, subject to any offsets or defenses which Lessee might have against any prior Lessor (including Lessor), provided, however, that the foregoing shall not limit Lessee’s right to exercise against Lender any right of Lessee to any offset or defense otherwise available to Lessee because of events occurring after the date of attornment;

bound by any payment of fixed rent, percentage rent or additional rent that Lessee may have made to any prior Lessor (including Lessor) more than thirty (30) days in advance of the date such rent was first due and payable under the Lease;

bound by any modification or amendment of the Lease which increases the obligations or responsibilities of Lessor thereunder or changes the rent or the term thereof and is made without Lender’s written consent; or

bound by any consensual or negotiated surrender of the Demised Demised Premises or termination of the Lease, in whole or in part, agreed upon between any prior Lessor (including Lessor) and Lessee, unless effected unilaterally by Lessee pursuant to the express terms of the Lease.

Notwithstanding anything to the contrary contained in Paragraph 2(c) above, if the Lessor under the Lease commits an act or omission which, with the giving of notice and/or the passage of time, would constitute a default in the performance of Lessor's obligations under the Lease, Lender or any purchaser or grantee pursuant to a Foreclosure shall be subject to any and all claims, offsets or defenses of Lessee arising from such act or omission, provided that Lender received notice of such act or omission and an opportunity to cure same as required by the Lease or this Agreement.

Non-Disturbance. Provided Lessee is not in default under the terms of the Lease and complies with this Agreement, Lender agrees that in the event Lender takes possession of the Property pursuant to any provision of the Deed of Trust or Lender acquires title to the Property by reason of a Foreclosure, Lessee’s possession and occupancy of the Demised Premises and Lessee’s rights and privileges under the Lease during the term thereof (including any renewal term) shall not be disturbed or affected in any manner, and Lender shall recognize the Lease and Lessee’s rights thereunder. If Lessee is not in default in the payment of rent or additional rent or in the performance of the terms, covenants and conditions of the Lease on Lessee’s part to be performed, Lender will not join Lessee as a party defendant in any action or proceeding for the purpose of terminating Lessee’s interest and estate under the Lease, except to terminate an option to purchase, if any, because of any default under the Deed of Trust. Subject to the limitations and conditions contained herein, Lender upon Foreclosure shall be deemed to be Lessor and shall assume the obligations of Lessor under the Lease thereafter arising or accruing.

Payment of Rent to Lender. From and after Lessee’s receipt of written notice from Lender (“Rent Payment Notice”), Lessee shall pay all rent to Lender or as Lender shall direct in writing, until such time as Lender directs otherwise in writing. Lessee shall comply with any Rent Payment Notice notwithstanding any contrary instruction, direction or assertion from Lessor. Lender’s delivery to Lessee of a Rent Payment Notice, or Lessee’s compliance therewith, shall not be deemed to: (a) cause Lender to succeed to or to assume any obligations or responsibilities as Lessor under the Lease, all of which shall continue to be performed and discharged solely by Lessor unless and until any attornment has occurred pursuant to this Agreement; or (b) relieve Lessor of any obligations under the Lease. Lessor irrevocably directs Lessee to comply with any Rent Payment Notice, notwithstanding any contrary direction, instruction, or assertion by Lessor. Lessee shall be entitled to rely on any Rent Payment Notice. Lessee shall be under no duty to controvert or challenge any Rent Payment Notice. Lessee’s compliance with a Rent Payment Notice shall not be deemed to violate the Lease. Lessor hereby releases Lessee from, and shall indemnify and hold Lessee harmless from and against, any and all loss, claim, damage, liability, cost or expense (including payment of reasonable attorneys’ fees and disbursements) arising from any claim based upon Lessee’s compliance with any Rent Payment Notice. Lessor shall look solely to Lender with respect to any claims Lessor may have on account of an incorrect or wrongful Rent Payment Notice. Lessee shall be entitled to full credit under the Lease for any rent paid to Lender pursuant to a Rent Payment Notice to the same extent as if such rent were paid directly to Lessor.

Notices.

All notices, demands and requests (collectively the “Notices”) required or permitted to be given under this Agreement must be in writing and shall be deemed to have been given if personally delivered or delivered by reliable overnight courier or mailed, first class postage prepaid and shall be deemed delivered as of the date of such Notice if (i) delivered to the party intended; (ii) delivered to the then current address of the party intended, or (iii) rejected at the then current address of the party intended, provided such Notice was sent prepaid. The addresses of the parties are:

If to Lender:

If to Lessee:

If to Lessor:

Upon at least ten (10) days prior written Notice, each party shall have the right to change its address to any other address within the United States of America.

Miscellaneous. This Agreement (i) contains the entire agreement with respect to the subject matter hereof; (ii) may not be modified or terminated, nor may any provision hereof be waived, orally or in any manner other than by an agreement in writing signed by the parties hereto or their respective successors, administrators and assigns; and (iii) shall inure to the benefit of, and be binding upon, the parties hereto, and their successors and assigns (including, without limitation, (a) Lessee’s permitted assignees, (b) any subsequent holder of the Deed of Trust, and (c) any purchaser or grantee of the Property pursuant to a Foreclosure).

Applicable Law. This Agreement shall be governed by and construed in accordance with the laws of the state in which the Property is located.

IN WITNESS WHEREOF, Lender, Lessor and Lessee have executed this Agreement under seal effective as of the day and year first above written.

LENDER

[ ] By: Name:

Title:

LESSEE LESSOR

By: By:

Title:

STATE OF COUNTY OF

On this

day of

, 2020, before me, the undersigned notary public,

personally appeared proved to me through satisfactory evidence of identification, which was , to be the person whose name is signed on the preceding or attached document, and acknowledged to me that (he/she) signed it voluntarily as for , a for its stated purpose.

Notary Public

My Commission Expires:

STATE OF COUNTY OF

On this day of , 2020, before me, the undersigned notary public,

personally appeared proved to me through satisfactory evidence of identification, which was , to be the person whose name is signed on the preceding or attached document, and acknowledged to me that (he/she) signed it voluntarily as for , a for its stated purpose.

Notary Public

My Commission Expires:

STATE OF COUNTY OF

On this

day of

, 2020, before me, the undersigned notary public,

personally appeared proved to me through satisfactory evidence of identification, which was , to be the person whose name is signed on the preceding or attached document, and acknowledged to me that (he/she) signed it voluntarily as for , a for its stated purpose.

Notary Public

My Commission Expires: